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                                                                   EXHIBIT 10.11

                                                           [ENGLISH TRANSLATION]

                               GUARANTEE CONTRACT

                             CHINA CONSTRUCTION BANK

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                                  Heibei Branch

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
Contract No.:           2005-011

Guarantor (Party A):    Baoding Tianwei Baobian Electric Co., Ltd.

Address:                2222 Tianwei West Road, Baoding, 071000

Legal Representative
(Responsible Person):   Ding Qiang

Fax:                    0312-3230382

Telephone:              0312-3308517

Creditor (Party B):     China Construction Bank Corporation, Baoding Tianwei
                        West Road Sub-branch

Address:                555 Tianwei West Road, Baoding, 071000

Responsible Person:     Zhang Qinglin

Fax:                    0312-3223328

Telephone:              0312-3211771
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Guarantor ("Party A"): Baoding Tianwei Baobian Electric Co., Ltd.

Creditor ("Party B"): China Construction Bank Corporation, Baoding Tianwei West Road Sub-branch

          In order to ensure the performance of the RMB Loan Agreement (No.:
2005-011) entered into by Baoding Tianwei Yingli New Energy Resources Co., Ltd. (the "Debtor") and Party B (the "Master Contract") and the realization of Party B's creditor's rights, Party A is willing to provide a joint and several liability guarantee with respect to the indebtedness incurred between the Debtor and Party B in connection with the Master Contract. Party A and Party B hereby enter into this contract (this "Contract") through consultation in accordance with the relevant laws, regulations and rules for the compliance and implementation by the parties.

          ARTICLE 1 FORM OF GUARANTEE

          PARTY A SHALL PROVIDE A JOINT AND SEVERAL LIABILITY GUARANTEE

          PARTY A HEREBY ACKNOWLEDGES THAT, IN EVENT OF ANY FAILURE BY THE DEBTOR TO PERFORM ITS INDEBTEDNESS PURSUANT TO THE MASTER CONTRACT, PARTY B SHALL HAVE THE RIGHT TO DIRECTLY REQUEST PARTY A TO BEAR ITS LIABILITIES WITHIN ITS SCOPE OF GUARANTEE, WHETHER OR NOT PARTY B HAS ANY OTHER GUARANTEE FOR THE CREDIT CLAIM UNDER THE MASTER CONTRACT, INCLUDING, BUT NOT LIMITED TO, GUARANTEE, MORTGAGE, PLEDGE, PERFORMANCE BOND, STANDBY LETTER OF CREDIT AND ANY OTHER FORM OF GUARANTEE.

          Article 2 Scope of Guarantee

          The principal of the credit claim, Renminbi (currency) Twenty Million Yuan, and interest (including compound interest and default interest), liquidated damages, damages and expenses incurred in connection with the realization of the credit claim by Party B (including, but not limited to, litigation fees, arbitration fees, property preservation fees, travel expenses, enforcement fees, evaluation fees and auction fees).

          Article 3 Guarantee Period

          The guarantee period shall be from the date on which this Contract becomes effective until two (2) years after the expiration date of the debt performance period under the Master Contract. In the event of any renewal with the consent of Party A, the guarantee period shall be two (2) years after the expiration date of the debt performance period as separately agreed in the renewal agreement.

          ARTICLE 4 AMENDMENT TO THE GUARANTEED MASTER CONTRACT

          PARTY A HEREBY ACKNOWLEDGES THAT ANY AMENDMENT TO THE PROVISIONS OF THE MASTER CONTRACT AS AGREED BY PARTY B AND THE DEBTOR SHALL BE DEEMED TO HAVE BEEN


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APPROVED BY PARTY A, AND PARTY A'S LIABILITIES UNDER THE GUARANTEE SHALL NOT BE
REDUCED OR RELEASED, EXCEPT FOR:

          (I)  ANY EXTENSION OF THE DEBT PERFORMANCE PERIOD;

          (II) ANY INCREASE OF THE PRINCIPAL OF THE CREDIT CLAIM.

          ARTICLE 5 INDEPENDENCY OF THE VALIDITY OF CONTRACT

          THIS CONTRACT SHALL BE INDEPENDENT FROM THE MASTER CONTRACT. THE INVALIDITY OF THE MASTER CONTRACT SHALL NOT AFFECT THE VALIDITY OF THIS CONTRACT. IF THE MASTER CONTRACT IS HELD INVALID, PARTY A SHALL BE JOINTLY AND SEVERALLY LIABLE FOR ANY INDEBTEDNESS INCURRED IN CONNECTION WITH THE RETURN OF PROPERTY OR INDEMNIFICATION FOR DAMAGES BY THE DEBTOR.

          Article 6 Guarantee Capacity

          During the guarantee period, if Party A is incapacitated or is likely to become incapacitated with respect to the guarantee, or the legal person or other organization, as guarantor, enters into any contractual operation, lease, consolidation, merger, joint venture, split-off, joint operation, joint-stock restructuring or revocation, Party A shall give prior notice to Party B. The surviving entity following any such change or the authority that has decided on the revocation of Party A shall be liable for all obligations under this Contract. In the event that Party B believes that the surviving entity does not have the relevant guarantee capacity, the authority that has decided on the revocation of Party A shall provide a new guarantee acceptable to Party B, and enter into a guarantee contract therefor.

          During the guarantee period, without the prior consent of Party B, Party A shall not provide any guarantee beyond its capacity to any third party.

          Article 7 Financial Supervision of the Guarantor

          During the guarantee period, Party B shall have the right to supervise the funds and financial position of Party A, and Party A shall provide its financial statements and other relevant materials strictly according to the facts.

          ARTICLE 8 EARLY ASSUMPTION OF GUARANTEE LIABILITIES

          DURING THE GUARANTEE PERIOD, IF PARTY B DECLARES THAT ANY DEBT BECOMES DUE PREMATURELY PURSUANT TO THE MASTER CONTRACT, PARTY B SHALL HAVE THE RIGHT TO REQUEST PARTY A TO BEAR ITS LIABILITIES UNDER THE GUARANTEE WITHIN THIRTY (30) BANK BUSINESS DAYS FROM THE PREMATURE DATE, AND PARTY A HAS AGREED TO BEAR SUCH LIABILITIES AS REQUESTED BY PARTY B.

          Article 9 Transfer and Collection of Amounts Payable

          Party B shall have the right to transfer and collect all amounts payable by Party A


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within the scope of guarantee from the accounts opened by Party A with China
Construction Bank.

          Article 10 Other Agreements between the Parties

          1. In the event that the Debtor enters into any merger, split-off, joint-stock restructuring, increase or decrease of registered capital, joint venture, joint operation or change in name during the guarantee period, Party A's liabilities under the guarantee shall not be reduced or released.

          2. The guarantor shall have the obligation to supervise the use of the proceeds of loans by the borrower.

          3. In the event that Party B makes any loan in foreign currency to the Debtor, Party A agrees to bear the liabilities under the guarantee in the currency as agreed in the Foreign Currency Loan Agreement. The performance of obligation in any other currency shall be approved by Party B, and the amount concerned shall be converted based on the bank selling rate of Party B's quoted foreign exchange rate on the payment date.

          4. The guarantor has fully understood the risks relating to interest rate. If a floating interest is used under the Master Contract, the guarantor is willing to bear the liability increased as a result of the floating interest rate.

          5.   ___________/______________;

          6.   ___________/______________.

          Article 11 Contract Dispute Resolution

          Any dispute arising from the performance of this Contract shall be settled through consultation. If no settlement can be reached through such consultation, such dispute shall be solved using the first approach set forth below:

          (i) to bring an action before the People's Court in the jurisdiction in which Party B is located.

          (ii) to submit the dispute to ________/________ arbitration commission for arbitration (in ______/______)in accordance with the then effective arbitration rules of such commission at the time of applying for arbitration. The arbitration award shall be final and binding on the parties.

          During the litigation or arbitration period, the parties shall perform the provisions of this Contract irrelevant to the dispute.


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          Article 12 Effectiveness of Contract

          This Contract shall become effective after it is signed by both the legal representative (responsible person) or authorized agent of Party A or sealed with corporate seal (if Party A is a natural person, then only his/her signature is required) and the responsible person or authorized agent of Party B and sealed with corporate seal.

          Article 13 This Contract shall be executed in four (4) copies.

          Article 14 Representations and Warranties

          1. Party A is fully aware of the business scope and authorization authority of Party B.

          2. Party A has read all terms of this Contract, especially the terms hereof in bold type. At the request of Party A, Party B has given a relevant explanation of the Articles hereof. Party A has become fully aware of and understood the meaning of the terms of this Contract and the legal consequences thereof.

          3.   Party A has the power to execute this Contract.

Party A (Corporate Seal):               Baoding Tianwei Baobian Electric Co.,
                                        Ltd.


Legal Representative (Responsible       /s/ Jing Chongyou
Person) or Authorized Agent             ----------------------------------------
(Signature):                            December 21, 2005


Party B (Corporate Seal):               China Construction Bank, Baoding Tianwei
                                        West Road Sub-branch


Responsible Person or Authorized        /s/ Zhang Qinglin
Agent (Signature):                      ----------------------------------------
                                        December 21, 2005


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